UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008 (June 26, 2008)

ANHEUSER-BUSCH COMPANIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-7823	43-1162835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Busch Place, St. Louis, Missouri	63118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(314) 577-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On June 26, 2008, Registrant issued a press release announcing that its board of directors had unanimously determined that InBev N.V./S.A.'s unsolicited, non-binding proposal to acquire all of the outstanding shares of the Company for $65.00 per share in cash is inadequate and is not in the best interests of Registrant 's stockholders.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1 - Press Release issued by Registrant dated June 26, 2008, announcing the determination of its board of directors regarding InBev N.V./S.A.'s non-binding proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.

	By:	/s/ JoBeth G. Brown
Date: June 26, 2008		JoBeth G. Brown
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Registrant dated June 26, 2008, announcing the determination of its board of directors regarding InBev N.V./S.A.'s non-binding proposal.